United States Securities and Exchange Commission
Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 4, 2007

WACCAMAW BANKSHARES, INC.
(Name of Small Business Issuer in its Charter)

NORTH CAROLINA	52-2329563
(State or other Jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

110 N. Powell Boulevard Whiteville, N.C. 28472
(address of Principal Executive Office)

(910) 641-0044
(Issuer’s telephone number, including area code)

☐ Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS

The purpose of this Current Report on Form 8-K is to file the announcement of the opening on a new branch location at Sunset Commons in Ocean Isle Beach, NC.

EXHIBIT INDEX

Exhibit 99.1 Waccamaw Bank Announces Sunset Commons Office in Ocean Isle Beach, NC.